UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
______________________________________________________________________
Date of Report (Date of earliest event reported): December 10, 2025
______________________________________________________________________
GRANITE RIDGE RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41537	88-2227812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5217 McKinney Avenue, Suite 400 Dallas, Texas	75205
(Address of principal executive offices)	(Zip Code)
(214) 396-2850
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	GRNT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
Amendment No. 1 to Management Services Agreement
On December 10, 2025 (the “Amendment Date”), Granite Ridge Resources, Inc., a Delaware corporation (the “Company”), entered into Amendment No. 1 to the Management Services Agreement (“Amendment No. 1”) amending the Company’s existing Management Services Agreement, dated October 24, 2022, by and between the Company and Grey Rock Administration, LLC, a Delaware limited liability company (prior to the Amendment Date, the “Existing Management Services Agreement”).
Amendment No. 1, among other things, (a) extended the Initial Term (as defined in the Existing Management Services Agreement) from April 30, 2028 to April 30, 2031 and (b) increased the Services Fee (as defined in the Existing Management Services Agreement) from $10.0 million to $11.75 million, provided for annual CPI-based adjustments beginning January 1, 2027 and delegated to management the authority to increase the Services Fee up to a maximum total of $12.50 million.
Other than the foregoing, the material terms of the Existing Management Services Agreement remain unchanged.
The foregoing description of Amendment No. 1 does not purport to be complete and is qualified in its entirety by reference to the text of Amendment No. 1, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.
Transaction with Conduit Bravo, LLC
On December 12, 2025, Granite Ridge Ventures, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Granite Ridge Ventures”), entered into a power capacity commitment arrangement with Conduit Bravo LLC, a Delaware limited liability company (“Conduit Bravo”). Conduit Bravo and its parent, Conduit Power, LLC, are portfolio companies of funds managed by affiliates of Grey Rock Investment Partners. A third party entered into a transaction with Conduit Bravo on substantially similar terms and at a substantially similar time to this transaction.
The transaction is documented under an ISDA 2002 Master Agreement (including the Schedule thereto), a Transaction Confirmation, an Omnibus Agreement and related documents (collectively, the “Transaction Documents”).
The foregoing description of the Transaction Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Documents, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
10.1*	Amendment No. 1 to Management Services Agreement, dated as of December 10, 2025, by and between Granite Ridge Resources, Inc., and Grey Rock Administration, LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Filed herewith

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRANITE RIDGE RESOURCES, INC.

Date: December 16, 2025	By:	/s/ Tyler Farquharson
		Name:	Tyler Farquharson
		Title:	President and Chief Executive Officer